Cash and Cash Equivalents	9 Months Ended
Sep. 30, 2025
Cash and Cash Equivalents.
Cash and Cash Equivalents

5. Cash and Cash Equivalents

At September 30, 2025, the Company’s cash and cash equivalents were € 106,883,000 compared to € 149,408,000 at December 31, 2024. The cash balances are held at banks with investment grade credit ratings. Short-term credit ratings must be rated A-1/P-1/F1 at a minimum by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) specifically Moody’s, Standard & Poor’s or Fitch. The cash at banks is at full disposal of the Company. Included in cash and cash equivalents are deposits fixed for at most 3-month periods at a time.